UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Paula M. SeGuin

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula M. SeGuin	Dated as of April 20, 2015
Paula M. SeGuin
President, Assistant Secretary, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Melissa J. T. Hall

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Melissa J.T. Hall	Dated as of April 20, 2015
Melissa J. T. Hall
Assistant Treasurer, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2014

Filed on Form S-1

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Terry J. Kryshak

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Terry J. Kryshak	Dated as of April 20, 2015
Terry J. Kryshak
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Larry M. Cains

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:		Dated as of April 20, 2015
Larry M. Cains
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Tamrha V. Mangelsen

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha V. Mangelsen	Dated as of April 20, 2015
Tamrha V. Mangelsen
Treasurer, Chief Financial Officer

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Esther L. Nelson

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Esther L. Nelson	Dated as of April 20, 2015
Esther L. Nelson
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Miles B. Yakre

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Miles B. Yakre	Dated as of April 20, 2015
Miles B. Yakre
Chief Executive Officer, Chairman of the Board

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Julie Cosio

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Life Insurance Company of New York and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Julie Cosio	Dated as of April 20, 2015
Julie Cosio
Vice President, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1